INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2017
Intangible Assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL
INTANGIBLE ASSETS AND GOODWILL

		Intangible Assets
($ millions)	Goodwill	Purchase and Sale Contracts and Other	Customer Relationships	Purchase Option	Total	Total Goodwill & Intangible Assets
Cost
Balance at December 31, 2015	2,097	201	440	277	918	3,015
Acquisition			49		49	49
Additions and other		11	(1)		10	10
Balance at December 31, 2016	2,097	212	488	277	977	3,074
Acquisition (Note 6)	1,774		151		151	1,925
Additions and other		4	(1)		3	3
Balance at December 31, 2017	3,871	216	638	277	1,131	5,002

Amortization
Balance at December 31, 2015		110	83		193	193
Amortization		17	30		47	47
Balance at December 31, 2016	—	127	113	—	240	240
Amortization		18	30		48	48
Balance at December 31, 2017	—	145	143	—	288	288

Carrying amounts
Balance at December 31, 2016	2,097	85	375	277	737	2,834
Balance at December 31, 2017	3,871	71	495	277	843	4,714

Intangible assets with a finite useful life are amortized using the straight line method over 2 to 60 years. The purchase option attributable to the Midstream operating segment of $277 million to acquire property, plant and equipment is not being amortized because it is not exercisable until 2018.
The aggregate carrying amount of intangible assets and goodwill allocated to each operating segment is as follows:

December 31 ($ millions)	2017			2016
	Goodwill	Intangible Assets	Total	Goodwill	Intangible Assets	Total
Conventional Pipelines	453	175	628	453	188	641
Oil Sands & Heavy Oil	28	6	34	28	6	34
Gas Services	176	62	238	176	66	242
Midstream	1,440	433	1,873	1,440	459	1,899
Veresen	1,774	147	1,921	—	—	—
Corporate	0	20	20	—	18	18
	3,871	843	4,714	2,097	737	2,834

Goodwill Impairment Testing
For the purpose of impairment testing, goodwill is allocated to the Company’s operating segments which represents the lowest level within the Company at which the goodwill is monitored for management purposes. During the fourth quarter, impairment testing for goodwill was performed as at October 1, 2017, other than in respect of goodwill acquired in the Acquisition (Note 6) on October 2, 2017 given its recent proximity to our annual testing date. The recoverable amounts were based on their value in use and were determined to be higher than their carrying amounts.
The recoverable amount was determined using the value-in-use model by discounting the future cash flows generated from the continuing use of each operating segment. The calculation of the value in use is based on the following key assumptions:

•	Cash flows are projected based on past experience, actual operating results and four years (2016: four years) of the business plan approved by management;

•
Long-term growth: cash flows for periods up to 75 years (2016: 75 years) were extrapolated using a constant medium-term inflation rate, except where contracted, long-term cash flows indicated that no inflation should be applied or a specific reduction in cash flows was more appropriate; and

•
Pre-tax discount rates were applied in determining the recoverable amount of operating segments. Discount rates were estimated based on past experience, the risk free rate and average cost of debt, targeted debt to equity ratio, in addition to estimates of the specific operating segment’s equity risk premium, size premium, small capitalization premium, projection risk, betas and tax rate.

The following summarizes the key assumptions used in the impairment test:

	Operating Segments
2017 (percent)	Conventional Pipelines	Oil Sands & Heavy Oil	Gas Services	Midstream
Pre-tax discount rate	7.68	7.81	7.17	8.20
Adjusted inflation rate	1.48	0.81	1.25	1.80
Incremental increase in discount rate that would result in carrying value equal to recoverable amount
Increase in pre-tax discount rate	8.39	2.09	3.94	2.30